EXECUTION VERSION 1 US-DOCS\137534636.17 VOTING AGREEMENT THIS VOTING AGREEMENT (this “Agreement”), dated as of December 30, 2022, and effective from and after the Closing Date (as defined in the Share Purchase Agreement (as defined below)) (the “Effective Date”), is made by and among Bird Global, Inc., a Delaware corporation (the “Company”), MKB Partners Fund II, Limited Partnership and MKB Partners Fund II International, Limited Partnership (“MKB”), Relay Ventures Fund III L.P. and Relay Ventures Parallel Fund III L.P. (“Relay”), Alate I LP (“Alate”), and Obelysk Transport L.P. and John Bitove (“Obelysk” and, together with MKB, Relay and Alate, each an “Investor” and, collectively, the “Investors”) and Travis VanderZanden (together with transferees of his shares of Class X Common Stock received in a Permitted Transfer (as defined in the Restated Charter (as defined below)), the “Founder Stockholders” and, together collectively with the Investors, the “Stockholders”). RECITALS WHEREAS, on the date hereof, the Investors entered into that certain Share Purchase Agreement (the “Share Purchase Agreement”) with (a) 1393631 B.C., a British Columbia ULC (“Purchaser”), (b) the Company, (c) Bird Canada Inc., an Ontario corporation, (d) the Investors, (e) 2136305 Ontario Inc. and Stewart Lyons (“Lyons”), (f) JJ Bitove (“Bitove”), (g) Austin Spademan (“Spademan”), (h) Ryan Lausman (“Lausman”) and (i) John Bitove, solely in his capacity as Sellers’ Representative (as defined in the Share Purchase Agreement), providing for the sale by each Investor, Lyons, Bitove, Spademan and Lausman to Purchaser of all of the Company Equity Interests (as defined in the Share Purchase Agreement) held by such Investor, Lyons, Bitove, Spademan and Lausman in exchange for an amount equal to the Closing Consideration (as defined in the Share Purchase Agreement), as adjusted in accordance with the Share Purchase Agreement. WHEREAS, concurrently with the execution of this Agreement, the Company and the Investors are entering into a Note Purchase Agreement (the “Note Purchase Agreement”) providing for the sale of Notes (as defined in the Notes Purchase Agreement), which Notes shall be convertible into shares of Class A common stock, having a par value of $0.0001 per share, of the Company (the “Class A Common Stock”), and in connection with the Note Purchase Agreement and the Share Purchase Agreement, the Company desires to provide the Investors with the right, among other rights, to designate the election of certain members of the board of directors of the Company (the “Board”) in accordance with the terms of this Agreement. WHEREAS, the Amended and Restated Certificate of Incorporation of the Company (the “Restated Certificate”) provides that (a) the holders of record of shares of Class X common stock, having a par value of $0.0001 per share, of the Company (the “Class X Common Stock”), with respect to all matters on which stockholders of the Company generally are entitled to vote, shall be entitled to twenty votes for each share of Class X Common Stock held by them and (b) the holders of record of Class A Common Stock, with respect to all matters on which stockholders of the Company generally are entitled to vote, shall be entitled to one vote for each share of Class A Common Stock held by them.

2 US-DOCS\137534636.17 NOW, THEREFORE, the parties agree as follows: 1. Voting Provisions Regarding the Board. 1.1 Size of the Board. For so long as the Investors and their Affiliates (as defined below) collectively continue to beneficially own, directly or indirectly, Notes and/or shares of Class A Common Stock representing at least 9,860,916 shares of Class A Common Stock (assuming conversion of all of the Notes into shares of Class A Common Stock), which number is subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like, the Company and each Stockholder shall take all actions as necessary and within their control to ensure that the size of the Board shall be comprised of no more than nine (9) directors. 1.2 Board Composition. For so long as the Investors and their Affiliates collectively continue to beneficially own, directly or indirectly, Notes and/or shares of Class A Common Stock representing at least the following numbers of shares of Class A Common Stock (assuming conversion of all of the Notes into shares of Class A Common Stock), in each case subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like: (A) greater than or equal to 49,304,578 (the “25% Threshold”), (B) greater than or equal to 39,443,662 (the “20% Threshold”), (C) greater than or equal to 29,582,747 (the “15% Threshold”), (D) greater than or equal to 19,721,831 (the “10% Threshold”) or (E) greater than or equal to 9,860,916 (the “Required Threshold” and, collectively with the 25% Threshold, the 20% Threshold, the 15% Threshold and the 10% Threshold, the “Designation Thresholds”), Investors holding a majority of the voting rights then held by the Investors (assuming conversion of all of the Notes into shares of Class A Common Stock) (the “Investor Majority”) shall have the right, but not the obligation, with respect to each applicable Designation Threshold: (a) to have, at all times, the number of Investor Designees (as defined below) set forth in Sections 1.2(a)(i) to 1.2(a)(v) with respect to each Designation Threshold below (such number, as applicable, the “Designated Number”) be members of the Board: (i) 25% Threshold: five (5) Investor Designees; (ii) 20% Threshold: four (4) Investor Designees; (iii) 15% Threshold: three (3) Investor Designees; (iv) 10% Threshold: two (2) Investor Designees; and (v) Required Threshold: one (1) Investor Designee; and (b) to designate for election to the Board, and the Company shall include such designees as nominees for election to the Board at all of the Company’s applicable annual or special meetings of stockholders of the Company (or consents

3 US-DOCS\137534636.17 in lieu of a meeting) at which directors of the Company are to be elected or removed, other than as set forth below, subject to satisfaction of all qualification and legal requirements regarding service as a member of the Board in accordance with Section 1.6 and Section 3, the applicable number of individuals with respect to such Designation Threshold (any such designee, an “Investor Designee”), with at least one Investor Designee (to the extent the Investors have the right, but not the obligation, to designate at least three (3) Investor Designees) designated for each class of director of the Company to the extent practicable under the Restated Certificate and applicable stock exchange rules. For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (collectively, a “Person”) shall be deemed an “Affiliate” of another Person (a) who, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person and (b) who is a natural person, who is a spouse, child (natural or adopted), or any other direct lineal descendant of such Person (or his or her spouse) (all of the foregoing collectively referred to as “family members”), or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by such Person or any such family members. 1.3 Board Committee Composition. Subject to applicable law and stock exchange rules, including requisite independence requirements applicable to any Board committee, for so long as the Investors and their Affiliates collectively continue to beneficially own, directly or indirectly, at least the Required Threshold, the Investor Majority shall have the right but not the obligation to designate one (1) Investor Designee to serve on each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (to the extent not prohibited by applicable law or applicable stock exchange rules with respect to companies that are not “controlled companies” under applicable stock exchange rules). 1.4 Resignation, Removal of Board Members. (a) If the number of Investor Designees is decreased pursuant to Section 1.2, then the corresponding number of Investor Designees shall immediately offer to tender their resignations for consideration by the Board and, if such resignations are requested by the Board, such Investor Designees shall resign within thirty (30) days from the date the resignation is requested by the Board, subject to the proviso in the following sentence. In the event that a majority of the Board requests such resignations pursuant to this Section 1.4(a), the Company and the Stockholders shall immediately take any and all actions reasonably necessary or appropriate and within their control to cooperate in ensuring the removal of such individuals upon receipt of their resignations or such later date as the Board may request; provided that notwithstanding anything to the contrary herein, an Investor Designee may resign at any time regardless of the period of time left in his or her then current term.

4 US-DOCS\137534636.17 (b) Except as provided above, the Investor Majority shall have the sole and exclusive right to (i) no more frequently than once in each 6-month period, except for cause, remove such Stockholder’s designees to the Board, (ii) appoint and/or designate an Investor Designee to fill vacancies on the Board pursuant to Section 1.2 that are created by reason of death, removal or resignation or non-election of any Investor Designees, subject to Sections 1.4(a) and 1.6 and (iii) direct the other Stockholders to vote all their Shares immediately for the removal or appointment of such Stockholder’s designee to the Board. (c) For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company that the holders of which are entitled to vote for members of the Board, including without limitation, all shares of Class A Common Stock and Class X Common Stock (together with the Class A Common Stock, “Common Stock”), by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, stock dividends, combinations, recapitalizations and the like. 1.5 No Liability for Election of Recommended Directors. No Investor, nor any Affiliate of any Investor, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement. 1.6 Qualification. All Investor Designees must satisfy the applicable legal requirements, rule or regulation of the SEC and stock exchange rules regarding service as a Director. 1.7 Necessary Actions. The Company and each of the Stockholders shall take all actions necessary and within their control to give effect to the provisions contained in this Section 1, including, without limitation, (i) in the case of the Company, soliciting proxies to vote for each Investor Designee designated by the Investor Majority and otherwise causing each Investor Designee designated by the Investor Majority to be included as the only director in the slate of nominees recommended by the Company and elected as a director of the Company with respect to a director seat for which such Investor Designee is eligible to be elected, in accordance with the Company’s organizational documents and applicable stock exchange rules, and (ii) in the case of the Stockholders, voting the shares of Common Stock held directly or indirectly by such Stockholders (whether at a meeting or by consent) and any of their respective Affiliates, to cause the nomination, election, removal or replacement of the Investor Designees designated by the Stockholders, in each case as provided for herein and otherwise to cause the Issuer to comply with its obligations hereunder. No Person shall take any action that would be inconsistent with or otherwise circumvent the provisions of this Agreement; provided that the Investor Majority may, in its sole discretion, elect not to designate any individual for election to the Board as an Investor Designee. Notwithstanding the foregoing, if the Founder Stockholders do not beneficially own, directly or indirectly, a number of shares of voting stock of the Company representing a majority of the voting power of all the then outstanding shares of voting stock of the Company entitled to vote at an election of directors, the Founder Stockholders shall only be required to take all actions as are reasonably necessary and within their control to give effect to the provisions contained in this Section 1.

5 US-DOCS\137534636.17 1.8 Controlled Company. (a) The Stockholders acknowledge and agree that, (i) by virtue of this Section 1, they are acting as a “group” within the meaning of the applicable stock exchange rules as of the date hereof, and (ii) by virtue of the combined voting power of all classes and series of Common Stock then entitled to vote generally in the election of directors, according to each class’ or series’ respective votes per share, voting together as a single class of Common Stock held by the Stockholders, the Company shall qualify as a “controlled company” within the meaning of applicable stock exchange rules as of the Closing Date (as defined in the Share Purchase Agreement). (b) So long as the Company qualifies as a “controlled company” for purposes of applicable stock exchange rules, the Company may elect to be a “controlled company” for purposes of applicable stock exchange rules, and will disclose in its annual meeting proxy statement that it is a “controlled company” and the basis for that determination. If the Company ceases to qualify as a “controlled company” for purposes of applicable stock exchange rules, the Stockholders and the Company will take whatever action may be reasonably necessary and within their control in relation to such party, if any, to cause the Company to comply with applicable stock exchange rules as then in effect within the timeframe for compliance available under such rules. 2. Remedies. 2.1 Covenants. Subject to the Company and Founder Stockholders’ obligation to take all actions necessary and within their control to give effect to the provisions herein, the Company and the Founder Stockholders otherwise agree to use its reasonable best efforts, within the requirements of applicable law, to ensure that the rights granted under this Agreement are effective and that the parties enjoy the benefits of this Agreement. Such actions include, without limitation, the use of the Company’s reasonable best efforts to cause the nomination and election of the directors as provided in this Agreement. 2.2 Specific Enforcement. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Stockholders shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction. 2.3 Remedies Cumulative. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative. 3. “Bad Actor” Matters. 3.1 Definitions. For purposes of this Agreement:

6 US-DOCS\137534636.17 (a) “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act , any Person listed in the first paragraph of Rule 506(d)(1). (b) “Disqualified Designee” means any director designee to whom any Disqualification Event is applicable, except for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. (c) “Disqualification Event” means a “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) promulgated under the Securities Act. (d) “Rule 506(d) Related Party” means, with respect to any Person, any other Person that is a beneficial owner of such first Person’s securities for purposes of Rule 506(d) under the Securities Act. (e) “Securities Act” means the Securities Act of 1933, as amended. 3.2 Representations. (a) Each Person with the right to designate or participate in the designation of a director as specified above hereby represents and warrants to the Company that, to such Person’s knowledge, none of the Disqualification Events is applicable to such Person’s initial designee named above except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Each Person with the right to designate or participate in the designation of a director pursuant to this Agreement hereby represents that (i) such Person has exercised reasonable care to determine whether any Disqualification Event is applicable to such Person, any director designee designated by such Person pursuant to this Agreement or any of such Person’s Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable and (ii) no Disqualification Event is applicable to such Person, any Board member designated by such Person pursuant to this Agreement or any of such Person’s Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Notwithstanding anything to the contrary in this Agreement, no Stockholder makes any representation regarding any Person that may be deemed to be a beneficial owner of the Company’s voting equity securities held by such Stockholder solely by virtue of that Person being or becoming a party to (x) this Agreement, as may be subsequently amended, or (y) any other contract or written agreement to which the Company and such Stockholder are parties regarding (1) the voting power, which includes the power to vote or to direct the voting of, such security; and/or (2) the investment power, which includes the power to dispose, or to direct the disposition of, such security. (b) The Company hereby represents and warrants to the Stockholders that no Disqualification Event is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.

7 US-DOCS\137534636.17 3.3 Covenants. Each Person with the right to designate or participate in the designation of a director pursuant to this Agreement covenants and agrees (i) not to designate or participate in the designation of any director designee who, to such Person’s knowledge, is a Disqualified Designee, (ii) to exercise reasonable care to determine whether any director designee designated by such person is a Disqualified Designee, (iii) that in the event such Person becomes aware that any individual previously designated by any such Person is or has become a Disqualified Designee, such Person shall as promptly as practicable take such actions as are reasonably necessary and within its control to remove such Disqualified Designee from the Board and designate a replacement designee who is not a Disqualified Designee, and (iv) to notify the Company promptly in writing in the event a Disqualification Event becomes applicable to such Person or any of its Rule 506(d) Related Parties, or, to such Person’s knowledge, to such Person’s initial designee named in Section 1, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. 4. Conversion of Class X Common Stock. The Founder Stockholders covenant and agree that, upon the conversion of all or a portion of the Notes into Class A Common Stock in accordance with their terms and, pursuant to which, immediately following such conversion, the Investors collectively beneficially own, directly or indirectly (but, for the avoidance of doubt, excluding from such calculation any shares of Class A Common Stock issuable in respect of Notes that have not converted as of such time), at least 88,960,960 shares of Class A Common Stock, subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like, the Founder Stockholders shall voluntarily convert all of their shares of Class X Common Stock into shares of Class A Common Stock in accordance with the Restated Certificate. 5. Term. This Agreement shall be effective as of the date hereof and shall continue in effect until, and shall automatically terminate upon the earliest to occur of (a) the date on which the Investors and their Affiliates cease to hold the Required Threshold; and (b) termination of this Agreement in accordance with Subsection 6.7 below. 6. Miscellaneous. 6.1 Transfers. Each transferee or assignee of any shares of Class X Common Stock pursuant to a Permitted Transfer subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition precedent to the Company’s recognition of such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be an Investor and Stockholder or Founder Stockholder and Stockholder, as applicable. The Company shall not permit the transfer of the Shares subject to this Agreement on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Subsection 6.1.

8 US-DOCS\137534636.17 6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. 6.3 Governing Law. This Agreement and all claims or causes of action (whether in contract or tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement and/or as an inducement to enter into this Agreement) shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict-of-laws principles that might require the application of the laws of any other jurisdiction. 6.4 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 6.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. 6.6 Notices. (a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on Schedule A or Schedule B hereto, or to such address or email address as subsequently modified by written notice given in accordance with this Subsection 6.6. If notice is given to the Company, it shall be sent to Bird Global, Inc., Attn: Lisa Murison, Email: lisa.murison@bird.co; and if notice is given to the Investors, a copy shall also be given to the Sellers’ Representative, John Bitove, TD Canada Trust Tower Brookfield Place, 161 Bay Street, Suite 2300, P.O. Box 222, Toronto ON M5J 2S1, bitove@obelysk.com. (b) Consent to Electronic Notice. Each Investor and Founder Stockholder consents to the delivery of any stockholder notice pursuant to the Delaware General

9 US-DOCS\137534636.17 Corporation Law, as amended or superseded from time to time (the “DGCL”), by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the email address set forth below such Investor’s or Founder Stockholder’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. Each Investor, and Founder Stockholder agrees to promptly notify the Company of any change in its email address, and that failure to do so shall not affect the foregoing. 6.7 Consent Required to Amend, Modify, Terminate or Waive. This Agreement may be amended, modified or terminated (other than pursuant to Section 7) and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) the Company; (b) the Founder Stockholders holding a majority of the Shares then held by the Founder Stockholders who are then providing services to the Company as officers, employees or consultants; and (c) the Investor Majority. Notwithstanding the foregoing: (a) this Agreement may not be amended, modified or terminated and the observance of any term of this Agreement may not be waived with respect to any Investor or Founder Stockholder without the written consent of such Investor or Founder Stockholder unless such amendment, modification, termination or waiver applies to all Investors or Founder Stockholders, as the case may be, in the same fashion; (b) the consent of the Founder Stockholders shall not be required for any amendment, modification, termination or waiver if such amendment, modification, termination, or waiver either (A) is not directly applicable to the rights of the Founder Stockholders hereunder; or (B) does not adversely affect the rights of the Founder Stockholders in a manner that is different than the effect on the rights of the other parties hereto; and (c) any provision hereof may be waived by the waiving party on such party’s own behalf, without the consent of any other party. The Company shall give prompt written notice of any amendment, modification, termination, or waiver hereunder to any party that did not consent in writing thereto. Any amendment, modification, termination, or waiver effected in accordance with this Subsection 6.7 shall be binding on each party and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such amendment, modification, termination or waiver. For purposes of this Subsection 6.7, the requirement of a written instrument may be satisfied in the form of an action by written consent of the Stockholders circulated by the Company and executed by the Stockholder parties specified, whether or not such action by written consent makes explicit reference to the terms of this Agreement. 6.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit,

10 US-DOCS\137534636.17 consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing (email being sufficient) and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative. 6.9 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. 6.10 Entire Agreement. This Agreement (including the Exhibits hereto), constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes any other written or oral agreement relating to the subject matter hereof existing between the parties. 6.11 Manner of Voting. The voting of Shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law. For the avoidance of doubt, voting of the Shares pursuant to the Agreement need not make explicit reference to the terms of this Agreement. 6.12 Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to carry out the intent of the parties hereunder. 6.13 Dispute Resolution The parties hereby irrevocably submit to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, the Superior Court of the State of Delaware, or the United States District Court for the District of Delaware) over all claims, disputes or causes of action (whether in contract or tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action, whether in contract or tort or otherwise, based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) and each party hereby irrevocably agrees that all suits, claims, actions and proceedings in respect of any such claim, dispute or cause of action, or any suit, action or proceeding related thereto (whether in contract or tort or otherwise) shall be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such court or any defense of inconvenient forum for the maintenance of any such suit, action or proceeding. Each of the parties agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable law. Each of the parties hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the delivery of a copy thereof in accordance with the provisions of Section 6.6. The consents to jurisdiction and service of process set forth in this Section 6.13 shall not constitute general consents to service of process in the

11 US-DOCS\137534636.17 State of Delaware and shall have no effect for any purpose except as provided in this Section 6.13 and shall not be deemed to confer rights on any Person other than the parties to this Agreement. Each party will bear its own costs in respect of any disputes arising under this Agreement. 6.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER ARISING IN CONTRACT OR IN TORT OR OTHERWISE. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.14. [Signature Page Follows]

SIGNATURE PAGE TO VOTING AGREEMENT IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above. COMPANY: BIRD GLOBAL, INC. By: /s/ Shane Torchiana Name: Shane Torchiana Title: Chief Executive Officer and President FOUNDER STOCKHOLDER: /s/ Travis VanderZanden TRAVIS VANDERZANDEN

SIGNATURE PAGE TO VOTING AGREEMENT IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above. INVESTORS: ALATE I LP, by its General Partner, ALATE I GP INC. By: /s/ Jay Jiang Name: Jay Jiang Title: Authorized Signatory By: /s/ Jeannette Wiltse Name: Jeannette Wiltse Title: Authorized Signatory

SIGNATURE PAGE TO VOTING AGREEMENT MKB PARTNERS FUND II, LIMITED PARTNERSHIP, by its general partner, MKB PARTNERS FUND II GP INC. By: /s/ Antonio Occhionero Name: Antonio Occhionero Title: Authorized Signatory MKB PARTNERS FUND II INTERNATIONAL, LIMITED PARTNERSHIP, by its general partner, MKB PARTNERS FUND II GP INC. By: /s/ Antonio Occhionero Name: Antonio Occhionero Title: Authorized Signatory

SIGNATURE PAGE TO VOTING AGREEMENT OBELYSK TRANSPORT L.P., by its general partner, OBELYSK TRANSPORT GP INC. By: /s/ John Bitove Name: John Bitove Title: President /s/ John Bitove JOHN BITOVE

SIGNATURE PAGE TO VOTING AGREEMENT RELAY VENTURES FUND III L.P, by its general partner, RELAY VENTURES FUND III GP INC. By: /s/ Kevin Talbot Name: Kevin Talbot Title: Director By: /s/ Jeanette Wiltse Name: Jeannette Wiltse Title: Director RELAY VENTURES PARALLEL FUND III L.P., by its general partner, RELAY VENTURES FUND III GP INC. By: /s/ Kevin Talbot Name: Kevin Talbot Title: Director By: /s/ Jeannette Wiltse Name: Jeannette Wiltse Title: Director

US-DOCS\137534636.17 SCHEDULE A INVESTORS Name and Address Alate I LP 446 Spadina Road, Suite 303, Toronto, ON M5P 3M2 courtney@alatepartners.com Jeannette@relayventures.com MKB Partners Fund II, Limited Partnership and MKB Partners Fund II International, Limited Partnership 1 Place Ville Marie, Suite 3670, Montreal, QC H3B 3P2 a.occhionero@mkbandco.com Obelysk Transport L.P. and John Bitove TD Canada Trust Tower Brookfield Place, 161 Bay Street, Suite 2300, P.O. Box 222, Toronto ON M5J 2S1 bitove@obelysk.com Relay Ventures Fund III L.P. and Relay Ventures Parallel Fund III L.P. 446 Spadina Road, Suite 303, Toronto, ON M5P 3M2 Kevin@relayventures.com Jeannette@relayventures.com

ActiveUS 177081161v.7 US-DOCS\137534636.17 SCHEDULE B FOUNDER STOCKHOLDERS Name and Address Travis VanderZanden c/o Bird Global, Inc. 392 NE 191st Street #20388 Miami, Florida 33179 travis@bird.co

ActiveUS 177081161v.7 US-DOCS\137534636.17 EXHIBIT A ADOPTION AGREEMENT This Adoption Agreement (“Adoption Agreement”) is executed on ___________________, 20__, by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of [ ˜ ], 2022, by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter (the “Agreement”). Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows. 1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of Class X Common Stock (the “Stock”) as a result of a Permitted Transfer (as defined in the Restated Charter). 1.2 Agreement. Holder hereby (a) agrees that the Shares shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. 1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto. HOLDER: ACCEPTED AND AGREED: By: BIRD GLOBAL, INC. Name and Title of Signatory: ____________ Address: By: Title: Email Address: